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                                                                    EXHIBIT 99.1




                             TENNECO AUTOMOTIVE INC.
   STATEMENT OF CHIEF EXECUTIVE OFFICER PURSUANT TO SARBANES-OXLEY ACT OF 2002




      I, Mark P. Frissora, being the Chairman and Chief Executive Officer of Tenneco Automotive Inc., a Delaware corp (the "Company"), certify that the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 as amended, and that information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Mark P. Frissora
-------------------------
Mark P. Frissora
Dated:  August 14, 2002